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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of this Registration Statement on Form SB-2 of OMNIS Technology Corporation and subsidiaries of our report dated June 1, 1999 appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


GRANT THORNTON LLP

San Francisco, California
SEPTEMBER 15, 1999





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